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                                                                  EXECUTION COPY

                 SIXTH AMENDMENT TO CREDIT AGREEMENT AND WAIVER

         SIXTH AMENDMENT TO CREDIT AGREEMENT AND WAIVER, dated as of November 13, 2000 (this "Amendment"), to the Credit Agreement dated as of June 29, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among DONNKENNY APPAREL, INC. a Delaware corporation ("DKA"), BELDOCH INDUSTRIES CORPORATION, a Delaware corporation ("BIC"; together with DKA, and severally, the "Borrowers"), the Guarantors party thereto, the Lenders party thereto and THE CIT GROUP/COMMERCIAL SERVICES, INC. as agent for the Lenders (in such capacity, the "Agent").

         The Borrowers, the Guarantors, the Lenders and the Agent are parties to the Credit Agreement.

         The Borrowers have requested that the Lenders waive existing Events of Default under the Credit Agreement and amend certain provisions of the Credit Agreement.

         The Lenders are willing to waive such existing Events of Default and make such amendments to the Credit Agreement upon the terms and subject to the conditions set forth in this Amendment.

         Accordingly, in consideration of the mutual agreements set forth herein, and for good and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1. Defined Terms. Initially capitalized terms used and not otherwise defined herein shall have their respective meanings as defined in the Credit Agreement.

         2. Waiver of Events of Default. The Borrowers have failed to perform the covenants set forth in Sections 7.11 (EBITDA) and 7.12A (Tangible Net Worth) of the Credit Agreement for the quarterly period ending September 30, 2000; as a result of which Events of Default (collectively, the "Subject Defaults") have occurred and are continuing under Article VIII(d)of the Credit Agreement. In response to the Borrowers' request for a waiver of the Subject Defaults, Lenders hereby waive the Subject Defaults, provided, however, that nothing contained in this Amendment shall be construed to limit, impair or otherwise affect any rights of Lenders in respect of future noncompliance with any covenant, term or provision of the Credit Agreement or of any of the other Loan Documents.

         3. Amendment of Section 7.10. Section 7.10 of the Credit Agreement is amended in its entirety to read as follows:

              "Section 7.10 Minimum Interest Coverage Ratio. Permit the Interest Coverage Ratio of the Parent and its Subsidiaries on a Consolidated basis for each four consecutive fiscal quarter period ending

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         on the last day of each of the fiscal quarters set forth below to be less than the ratio set forth below opposite such fiscal quarter:

         Quarterly Period Ending            Minimum Interest Coverage Ratio
         -----------------------            -------------------------------

         September 30, 2000                               N/A

         December 31, 2000                            0.11 to 1.00"

         4. Amendment of Section 7.11. Section 7.11 of the Credit Agreement is hereby amended in its entirety to read as follows:

              "Section 7.11 EBITDA. Permit EBITDA of the Parent and its Subsidiaries (in each case computed and calculated in accordance with GAAP) on a Consolidated basis for each four consecutive fiscal quarter period ending on the last day of each of the fiscal quarters set forth below to be less than the amount set forth below opposite each such fiscal quarter:


         Quarterly Period Ending                            EBITDA
         -----------------------                            ------
         September 30, 2000                               ($395,000)
         December 31, 2000                                 $448,000"

         5. Amendment of Section 7.12A. Section 7.12A of the Credit Agreement is hereby amended in its entirety to read as follows:

              "Section 7.12A Tangible Net Worth. Permit the Tangible Net Worth of the Parent and its Subsidiaries (in each case computed and calculated in accordance with GAAP) on a Consolidated basis as of the end of each of the fiscal quarters set forth below to be less than the amount set forth below opposite each such fiscal quarter:

         Quarterly Period Ending                      Tangible Net Worth
         -----------------------                      ------------------
         September 30, 2000                                $7,400,000
         December 31, 2000                                 $3,800,000"

         6. Waiver and Amendment Fee. In consideration of the waiver of the Subject Defaults and the amendments to the Credit Agreement as set forth herein, Borrowers shall pay to Agent, for the benefit of Century Business Credit Corporation, or Agent, at its option, may charge the account(s) of Borrowers

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maintained by Agent a waiver and amendment fee in the amount of $39,990, which fee is fully earned and payable as of the date hereof and shall constitute part of the Obligations.

         7. Representations and Warranties. Borrowers hereby represent and warrant to Lenders that the representations and warranties set forth in Article IV of the Credit Agreement are true on and as of the date hereof, as if made on and as of the date hereof, after giving effect to this Amendment, except to the extent that any such representation or warranty expressly relates to a prior date, and breach of any of the representations and warranties made in this paragraph 7 shall constitute and Event of Default under Article VIII(a) of the Credit Agreement. Borrowers further represent and warrant that, after giving effect to this Amendment, no Event of Default or event which, with the lapse of time or the giving of notice or both, would become an Event of Default has occurred and is continuing.

         8. Effectiveness. This Amendment shall become effective on the date Agent shall have received counterparts of this Amendment duly executed and delivered by each of the parties hereto.

         9. Continuing Effect of Credit Agreement. This Amendment shall not constitute a waiver or amendment of any provision of the Credit Agreement not expressly referred to herein and shall not be construed as a consent to any further or future action on the part of either of the Borrowers that would require consent of Lenders. Except as expressly amended by this Amendment, the provisions of the Credit Agreement are and shall remain in full force and effect.

         10. Applicable Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York (other than the conflicts of law principles thereof).

         11. Counterparts; Facsimile Signature. This Amendment may be executed in counterparts, each of which shall constitute and original and all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of the signature page of this Amendment by facsimile shall be effective as delivery of a manually executed signature page hereto.

                            [SIGNATURE PAGES FOLLOW.]

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the day and year first above written.

                          DONNKENNY APPAREL, INC., as a Borrower and a Guarantor

                          By:
                             ---------------------------------------------------
                          Name:
                               -------------------------------------------------
                          Title:
                                ------------------------------------------------

                          BELDOCH INDUSTRIES CORPORATION, as a Borrower and a Guarantor

                          By:
                             ---------------------------------------------------
                          Name:
                               -------------------------------------------------
                          Title:
                                ------------------------------------------------

                          CHRISTIANSBURG GARMENT COMPANY, INCORPORATED, as a Guarantor

                          By:
                             ---------------------------------------------------
                          Name:
                               -------------------------------------------------
                          Title:
                                ------------------------------------------------

                          H SQUARED DISPOSITIONS, INC., as a Guarantor

                          By:
                             ---------------------------------------------------
                          Name:
                               -------------------------------------------------
                          Title:
                                ------------------------------------------------

                       [SIGNATURES CONTINUE ON NEXT PAGE]

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                    [SIGNATURES CONTINUE FROM PREVIOUS PAGE]



                          THE CIT GROUP/COMMERCIAL SERVICES, INC., as Agent

                          By:
                             ---------------------------------------------------
                          Name:
                               -------------------------------------------------
                          Title:
                                ------------------------------------------------

                          THE CIT GROUP/COMMERCIAL SERVICES, INC., as a Lender

                          By:
                             ---------------------------------------------------
                          Name:
                               -------------------------------------------------
                          Title:
                                ------------------------------------------------

                          CENTURY BUSINESS CREDIT CORPORATION, as a Lender

                          By:
                             ---------------------------------------------------
                          Name:
                               -------------------------------------------------
                          Title:
                                ------------------------------------------------

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